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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                 --------------
                                    FORM 8-K
                                 --------------

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                 Date of earliest event reported: March 26, 2003


                           MANHATTAN ASSOCIATES, INC.
               (Exact Name of Registrant as Specified in Charter)

          GEORGIA                                 0-23999                             58-2373424
(State or Other Jurisdiction            (Commission File Number)           (I.R.S. Employer Identification No.)
      of Incorporation)
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          2300 WINDY RIDGE PARKWAY, SUITE 700, ATLANTA, GEORGIA        30339
               (Address of Principal Executive Offices)              (Zip Code)


                                 (770) 955-7070
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         On March 26, 2003, Manhattan Associates, Inc. (the "Company") announced that Neil Thall will retire from his position as Executive Vice
President--Professional Services effective April 15, 2003. A copy of the press release relating to the foregoing is set forth as Exhibit 99.1 to this Current
Report on Form 8-K and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not Applicable.

     (B) PRO FORMA FINANCIAL INFORMATION.

         Not Applicable.

     (C) EXHIBITS.

         The following exhibit is furnished in accordance with Item 601 of Regulation S-K.

                  99.1   Press Release dated March 26, 2003

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                      MANHATTAN ASSOCIATES, INC.



                                      By:      /s/ Edward K. Quibell
                                         --------------------------------------
                                           Edward K. Quibell
                                           Senior Vice President and Chief
                                           Financial Officer

Dated:  March 28, 2003